SCHEDULE 14A
                                (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                   [  ] Confidential, For Use
                                                       of the Commission
                                                       Only (as permitted
                                                       by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             EXCHANGE BANCSHARES, INC.
               (Name of Registrant as Specified in Its Charter)
                             EXCHANGE BANCSHARES, INC
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11
     (1)  Title of each class of securities to which transaction applies:
                            N/A
     (2)  Aggregate number of securities to which transaction applies:
                            N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee was calculated and state how it was determined):
                            N/A
     (4)  Proposed maximum aggregate value of transaction:
                            N/A
     (5)  Total fee paid:
                            N/A
     [ ]  Fee paid previously with preliminary materials:
                            N/A
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
                             N/A
     (2)  Form, schedule or registration no.:
                             N/A
     (3)  Filing party:
                             N/A
     (4)  Date filed:
                             N/A

                             EXCHANGE BANCSHARES, INC.
                                  237 Main Street
                              Luckey, Ohio 43443-0177
                             Telephone: (419) 833-3401

================================================================================

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

================================================================================

To The Shareholders:

      Notice is hereby given that the Annual Meeting of Shareholders of Exchange Bancshares, Inc. will be held on Wednesday, May 19, 1999 at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio following a dinner for shareholders to be held at 6:30 p.m.

      The meeting is for the following purposes:

1. To elect three Class I Directors of Exchange Bancshares, Inc., each for a three year term expiring in 2002.

2. To ratify the selection of Robb, Dixon, Francis, Davis, Oneson and Company as the Company's independent certified public accountants for the fiscal year ending December 31, 1999.

3. To act on such other matters that may properly come before the Annual Meeting of Shareholders and any adjournment or postponement thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the meeting and the voting recommendations of Management. The 1998 Annual Report of Exchange Bancshares, Inc. is also enclosed. Shareholders of record at the close of business on March 17, 1999 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

                                        By Order of the Board of Directors

                                       /s/ Marion Layman
                                        --------------------------------------
                                        Marion Layman, Chairman,
                                        President and Chief Executive Officer

Luckey, Ohio
April 15, 1999

                                  IMPORTANT

PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE, OR OTHERWISE BY DELIVERY TO EXCHANGE BANCSHARES, INC. AT 237 MAIN STREET, LUCKEY, OHIO 43443, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY BY GIVING A WRITTEN NOTICE OF REVOCATION AND VOTE IN PERSON.

                            EXCHANGE BANCSHARES, INC.
                                237 Main Street
                             Luckey, Ohio 43443-0177
                            Telephone: (419) 833-3401
-------------------------------------------------------------------------------
                                     PROXY
-------------------------------------------------------------------------------

       PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 19, 1999.

                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

      The undersigned, having received notice of the Annual Meeting of Shareholders of Exchange Bancshares, Inc. to be held following the 6:30 p.m. dinner for shareholders on Wednesday, May 19, 1999 hereby designates and appoints A. John Moore, Sharon Hoffman and Jeffrey Cross, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, par value of $5.00 per share, of Exchange Bancshares, Inc. that the undersigned is entitled to vote at such Meeting or any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to votes as specified below and in their discretion on any other business that may properly come before the Meeting.

Proposal 1.  To elect the following three (3) nominees of Exchange Bancshares,
             Inc. to Class I of the Board of Directors, Donald P. Gerke,
             David G. Marsh and Edmund J. Miller.

             _______  FOR THE NOMINEES (EXCEPT AS MARKED BELOW)

             _______  WITHHOLD AUTHORITY FOR ONE OR MORE OF THE NOMINEES

             IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, ENTER THE NAME(S) ON THE FOLLOWING LINE _______________________________
             _____________________________________________________________

Proposal 2.  To ratify the selection of Robb, Dixon, Francis, Davis, Oneson and Company as the Company's independent certified public accountants for the fiscal year ended December 31, 1999.

             ________FOR       _______ AGAINST      _______ABSTAIN

      The Board of Directors recommends a vote FOR the election of the named nominees and FOR Proposal 2. Please make an "X" in one of the spaces provided under each proposal.

          THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ABOVE; (2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

Dated _____________

____________________________________     _______________________________________
Print Name                               Signature of Shareholder

____________________________________     _______________________________________
Print Name                               Signature of Shareholder

    (Please sign Proxy as your name appears on your stock certificates(s).
                  JOINT OWNERS SHOULD EACH SIGN PERSONALLY
     When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.

    PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

                              EXCHANGE BANCSHARES, INC.
                                  237 Main Street
                              Luckey, Ohio 43443-0177
                             Telephone: (419) 833-3401
================================================================================

                                  PROXY STATEMENT

================================================================================

      This Proxy Statement is furnished by the Board of Directors and Management of Exchange Bancshares, Inc. (the "Company"), the sole shareholder of The Exchange Bank (the "Bank"), in connection with the solicitation of proxies to be voted at the Company's 1999 Annual Meeting of Shareholders, which will be held following a 6:30 p.m. dinner for the shareholders (local time) on Wednesday, May 19, 1999 at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio, 43450, (the "Meeting").

      The close of business on March 17, 1999 has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of that date, 521,094 shares of the Company's Common Stock, par value $5.00 per share, were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company on the close of business on March 17, 1999 on all matters that come before the Meeting.

      Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Company, by submitting a later-dated proxy, or by attending the meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

      A majority of the voting power of the Company must be represented at the Meeting in person or by proxy to form a quorum for the transaction of business. Abstentions and broker nonvotes on any proposal are voted neither "for" nor "against" the proposal. Whereas abstentions on any proposal are counted in the determination of a quorum for that proposal, broker nonvotes are not so counted.

      The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy has been first mailed to shareholders is April 15, 1999.

      The Annual Report of the Company for the fiscal year ended December 31, 1998 is enclosed with this Proxy Statement.

                                ELECTION OF DIRECTORS

General

      The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three (3) classes with three (3) directors in each class and with the term of office of only one class expiring in each year. At each annual meeting of shareholders, Directors chosen to succeed those whose terms have then expired are elected for a term of office expiring at the third succeeding annual meeting of the shareholders after their election. The Company currently has nine (9) Directors, with three Directors in Class I with terms expiring in 1999, three Directors in Class II with terms expiring in 2000, and three Directors in Class III with terms expiring in 2001.

Election of Directors in Class I

      The terms of office of Donald P. Gerke, David G. Marsh and Edmund J. Miller, the three Directors in Class I, who are currently serving as members of the Board of Directors, will expire at the 1999 Annual Meeting of Shareholders upon the election and qualification of their successors. Mr. Gerke, Mr. Marsh and Mr. Miller all have been nominated by the Board of Directors to serve additional three (3) year terms. Under Section 1.12 of the Company's Code of Regulations, shareholders desiring to nominate a candidate for election as Directors must deliver to the Company a written notice setting forth the candidate's name, qualification and background not less than sixty
(60) days prior to the meeting in question. No additional nominations have been received for the 1999 annual meeting.

      Additional information concerning Mr. Gerke, Mr. Marsh and Mr. Miller, and the continuing Directors of the Company is provided below. The Board of Directors and Management recommend that you vote FOR the election of such nominees as Class I Directors of the Company. In the event that any of these nominees should be unable to serve once elected, which is not anticipated, the proxy committee, which consists of A. John Moore, Sharon Hoffman, and Jeffrey Cross, will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

      In the election of directors, shareholders do not have cumulative voting rights. Without cumulative voting, the total number of votes that may be cast for any nominee may not exceed the number of shares that the shareholder is authorized to vote at the meeting. The persons receiving the greatest number of votes will be elected as Directors. Only votes in favor of a candidate are counted for such purpose, without any reduction for votes withheld from or cast against the particular candidate.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

      The following table provides certain information concerning the background and share ownership of the Class I nominees and the continuing Directors of the Company, as well as the share ownership of all directors and executive officers of the Company.

                                       Principal                                 Beneficial
Name of Nominee                        Occupation                                Ownership
or Continuing                          During Past                 Director      of Common     % of
  Director                    Age      Five Years                  Since         Stock <F2>     Class
----------------              ---      ----------                  --------      ---------

CLASS I NOMINEE DIRECTORS
 --- TERM EXPIRES IN 2002


Donald P. Gerke               56       Educator                      1995       2,823 <F9>      0.54%

David G. Marsh                42       Funeral Director              1993 <F1>    356 <F8>      0.07%

Edmund J. Miller              56       Television Broadcasting       1995       2,246 <F10>     0.43%
                                       Engineer

CLASS II CONTINUING DIRECTORS
 -- TERM EXPIRES IN 2000


Cecil R. Adkins               70       Self employed in              1989<F1>    1,780 <F3>     0.34%
                                       manufactured housing

Norma J. Christen             69       Restaurant Owner              1996       26,310          4.86%

Donald H. Lusher              73       Owns and maintains            1970 <F1>   2,968 <F5>     0.57%
                                       real estate rentals

CLASS III CONTINUING DIRECTORS
 --- TERM EXPIRES IN 2001

Joseph R. Hirzel              61       Corporate Secretary           1989 <F1>  2, 269 <F4>    0.44%
                                       of Hirzel Canning Co.

Rolland I. Huss               69       Farm Owner and Operator       1977 <F1>  29,348 <F6>    5.63%

Marion Layman                 73       Chairman, The Exchange        1962 <F1>  13,441 <F7>    2.58%
                                       Bank and Chairman,
                                       President, and CEO of
                                       Exchange Bancshares, Inc.

All Directors and Executive
Officers as a Group
(9 Persons)                                                                    80,541        15.46%

------------------------------------
See footnotes on the following page


<F1>  Directorships were with the Bank alone until 1993 and with the Bank and the Company since such date.  Mr. Marsh was elected to the Company
      Board in 1994.  Mr. Gerke and Mr. Miller were elected to the Company
      Board in 1995.  Mrs. Christen was elected to the Company in 1996.
      The reorganization of the Bank as a subsidiary of the Holding Company was completed January 3, 1994.
<F2>  All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of December 31, 1998.
<F3>  Includes 1,354 shares jointly owned by Mr. Adkin.'s wife.
<F4>  Includes 154 shares owned by Mr. Hirzel's wife.
<F5>  Includes 501 shares owned by Mr. Lusher's wife.
<F6>  Includes 443 shares owned by Mr Huss' wife and 58 shares owned jointly with two grandchildren.
<F7>  Includes 4,888 shares owned by Mr. Layman's wife.
<F8>  Owned jointly with Mr. Marsh's wife.
<F9>  Includes 2,700 shares owned by The  Gerke Family Trust.
<F10> Includes 519 owned jointly with 3 children, 904 owned jointly with wife and 183 owned by Mr. Miller's wife.

Donald P. Gerke

      Donald P. Gerke has served on the Board of Directors of the Bank since
1994 and the Company since 1995. Mr. Gerke is an educator, having taught high school mathematics and presently is a part time mathematics instructor at Bowling Green State University.

David G. Marsh

      David G. Marsh has served on the Board of Directors of the Bank since
1993 and the Company since 1994.  Mr. Marsh is vice president of Brossia-Marsh
Funeral Home, Inc.

Edmund J. Miller

      Edmund J. Miller has served on the Board of Directors of the Company since 1995 and the Bank since 1996. Mr. Miller is a television broadcast engineer with Cosmos Broadcasting, WTOL television.

Cecil R. Adkins

      Cecil R. Adkins has served on the Board of Directors of the Bank since
1989 and the Company since 1993. Mr. Adkins is self-employed in the manufactured housing industry.

Norma J. Christen

      Norma J. Christen has served on the Board of Directors of the Company since 1996. She has owned and operated a restaurant since 1983.

Donald H. Lusher

      Donald H. Lusher has served on the Board of Directors of the Bank since
1970 and the Company since 1993. Mr. Lusher owns and maintains real estate rental properties.

Joseph R. Hirzel

      Joseph R. Hirzel has served on the Board of Directors of the Bank since
1989 and the Company since 1993. Mr. Hirzel is the Corporate Secretary of the Hirzel Canning Company and serves as Secretary and Treasurer of the Company.

Rolland I. Huss

      Rolland I. Huss has served on the Board of Directors of the Bank since
1977 and the Company since 1993. Mr. Huss is a farm owner and operator and serves as Vice Chairman of the Company.

Marion Layman

      Marion Layman has served on the Board of Directors of the Bank since 1962 and the Company since 1993. Mr. Layman is Chairman of the Board of The
Exchange Bank and Chairman, President and Chief Executive Officer of the
Company.

      No family relationships exist between the Company's Directors, nominees and executive officers. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

      The Board of Directors of the Company met fourteen (14) times during 1998. Each director attended at least seventy-five percent (75%) of such meetings. The Company has no Board Committees. Non-employee Directors of the
Company receive $200.00 for each meeting attended. Employee directors are not compensated separately for Board activities.

                        EXECUTIVE OFFICERS OF THE COMPANY



                                                                  Principal Occupation
Name                     Age    Position                          During Past Five Years
----                     ---    --------                          ----------------------

Marion Layman            73     Chairman, President and           Chairman, President and
                                Chief Executive Officer           Chief Executive Officer
                                                                  of The Exchange Bank and
                                                                  Chairman and President of
                                                                  Exchange Bancshares, Inc.

Rolland I. Huss          69     Vice Chairman                     Farm owner and farm operator

Joseph R. Hirzel         61     Secretary and Treasurer           Corporate Secretary of
                                                                  Hirzel Canning  Co.

Executive Officers serve at the pleasure of the Board of Directors and until their successors are appointed. They have no definite terms of office.

                              EXECUTIVE COMPENSATION

      The following table sets forth information as to the compensation paid or accrued by the Company and/or the Bank during 1998, 1997, and 1996 for Mr. Marion Layman, Chairman, President and Chief Executive Officer of the Company. No executive officer of the Company received compensation for services to the Company or the Bank during last three fiscal years in excess of $100,000.

                          SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------


                                                             Long Term
                                                            Compensation                 All Other
                                  Annual Compensation         Awards                   Compensation <F1>
                                  -------------------       ------------               ----------------
Name and Principal
Principal Position
                                                                                      Restricted
                                                                Other Annual          Stock
                               Year     Salary        Bonus     Compensation <F1>     Award          Options

Marion Layman,                 1998     $50,525.07      N/A          N/A                N/A            N/A
Chairman, President
and Chief Executive            1997     $48,816.19      N/A          N/A                N/A            N/A
Officer
                               1996     $45,960.90      N/A          N/A                N/A            N/A
-------------------------------


<F1> No other compensation was provided to Mr. Layman for services to the
     Company or the Bank during 1998, 1997, or 1996 in amounts sufficient to require disclosure.

                               PRINCIPAL SHAREHOLDERS

      Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of Management, the only persons or entities who have beneficial ownership, directly or indirectly, of 5% or more of the Company's Common Stock are as follows:

Name and Address of             Benficial Ownership
Beneficial Ownership            of Common Stock <F1>          Percent of Class
--------------------            -------------------           ----------------
Rolland I. Huss                      29,348 <F2>                     5.63%
1442 Middletown Pike
Luckey, OH 43443

Joanne R. Moran                      28,501                          5.47%
4912 Shelly Drive
Toledo, OH 43623
------------------------------

(1) All shares are held of record with sole voting and investment power unless otherwise indicated.
(2) Includes 443 shares owned by Mr. Huss' wife and 58 shares owned jointly with two grandchildren. Beneficial ownership numbers are as of December 31, 1998.


          INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

      The Bank has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Company and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unrelated third parties and that do not involve more than normal risk of collect ability or present other unfavorable features. The Company and the Bank also have had and expect to have other transactions in the ordinary course of business with their Directors, officers, principal shareholders and their associates on the same terms as those prevailing at the same time for comparable transactions with unrelated third parties.

   COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and Directors and persons who own 10% or more of the Company's common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, Directors and 10% or greater shareholders are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. The same requirements applied to officers, Directors, and 10% shareholders of the Bank prior to the holding company reorganization on January 3, 1994, except that such Form 3, 4 and 5 reports were previously filed with the Board of Governors of the Federal Reserve System.

         RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Bank has engaged the firm of Robb, Dixon, Francis, Davis, Oneson and Company, independent certified public accountants, to report upon the financial statements included in the Annual Report submitted herewith. Representatives of said firm are not required or expected to be in attendance at the Annual Meeting. Other services performed for the Bank and the Company by Robb, Dixon, Francis, Davis, Oneson and Company have included the preparation of the Company's federal income tax returns, the filing with the Board of Governors of the Federal Reserve System of all reports required under Regulation F of the Board of Governors, and assistance with the ongoing audit and control program of the Bank. The Company and the Bank have selected the firm of Robb, Dixon, Francis, Davis, Oneson and Company to report upon their 1999 financial statements. The Board of Directors of the Company recommends that shareholders vote FOR the ratification of Robb, Dixon, Francis, Davis, Oneson and Company as the Company's independent certified public accountants for the fiscal year ended December 31, 1999.

                               OTHER BUSINESS

      The Board of Directors is not aware of any business to come before the Annual Meeting of the shareholders other than that described in the above Proxy Statement and Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

       SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2000 ANNUAL MEETING

      The Board of Directors requests that any shareholder proposals intended for presentation at the 2000 Annual Meeting be submitted to Marion Layman, Chairman, President and Chief Executive Officer, in writing no later than March 1, 2000, for consideration for inclusion in the Company's proxy materials for such meeting.

                        AVAILABILITY OF FORM 10-KSB

      Upon written request of any shareholder of record of the Company, the Company will furnish without charge a copy of its Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for its year ended December 31, 1998. All requests must be in writing and addressed to: Joseph
R. Hirzel, Secretary, Exchange Bancshares, Inc., P.O. Box 177, Luckey, Ohio
43443.


                                   By Order of the Board of Directors


                                   /s/ Marion Layman
                                   ------------------------------------
                                   Marion Layman, Chairman,
                                   President and Chief Executive Officer